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Summary Prospectus
GENWORTH PIMCO STOCKSPLUS FUND

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth PIMCO StocksPLUS Fund (the “Fund”) seeks total return which exceeds that of the S&P 500® Index.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.62%	0.41%
Administrative Service Fees	0.25%	None
All Other Expenses	0.37%	0.41%
Total Annual Fund Operating Expenses	1.22%	0.76%
Amount of Fee Waiver and/or Expense Assumption1	(0.21)%	(0.25)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.01%	0.51%
1
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.50% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$366	$650	$1,459
Institutional Shares	$52	$218	$398	$919

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 239.80% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks to exceed the total return of the S&P 500® Index by investing under normal circumstances substantially all of its assets in derivatives, the value of which are related to the S&P 500 Index (“S&P 500 Derivatives”), backed by a portfolio of fixed income securities.  The Fund may invest in common stocks, options, futures, options on futures and swaps.  The Fund uses S&P 500 Derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the daily performance of the S&P 500® Index.  The values of S&P 500 Derivatives closely track changes in the value of the S&P 500® Index.  However, S&P 500 Derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in fixed income securities.  The subadvisor actively manages the fixed income securities held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration that is normally not expected to exceed one year.

The Fund invests in a variety of convertible and fixed income securities, including U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed securities and asset-backed securities.

The S&P 500® Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.  The Fund seeks to remain invested in S&P 500 Derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the stocks that comprise the S&P 500® Index, the Fund may invest all of its assets in a “basket” of S&P 500 stocks.  The Fund also may invest in exchange-traded funds based on the S&P 500® Index, such as Standard & Poor’s Depositary Receipts.  The Fund may invest up to 10% of its total assets in preferred stocks.

Assets not invested in equity securities or derivatives may be invested in fixed income instruments.  The Fund may invest up to 10% of its total assets in high yield bonds (commonly referred to as “junk bonds”).  The Fund also may invest in foreign securities, including investing up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.  The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Borrowing and Leverage Risk - The risk that, when the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded.

Call Risk - The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected.

Credit Risk - The risk that an issuer or guarantor of a fixed income security or convertible security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.  To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Currency Risk - The risk that the value of the Fund’s investments that are denominated in non-U.S. currencies may be adversely affected by changes in the rates of exchange between those currencies and the U.S. dollar.

Derivatives Risk - The risk that losses may result from the Fund’s investments in derivatives.  These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund.

Emerging Markets Risk - The risks that apply to the Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Foreign Securities Risk - The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.  The Fund may obtain exposure to a foreign issuer through a depository receipt, which is generally a U.S. security that is subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Interest Rate Risk - The risk that when interest rates increase, certain fixed income securities and convertible securities held by the Fund may decline in value.

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bond Risk - These fixed income securities are sensitive to changes in interest rates and like traditional fixed income securities, the value of mortgage-backed and asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields which may reduce the returns of a Fund.  This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.” Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.  In a recessionary environment, the mortgages or other loans underlying a mortgage-backed or asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans.  This in turn may cause the valuation of such securities to be more volatile and may reduce the value of such securities.  These risks are particularly heightened for investments in mortgage-backed or asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Selection Risk - The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Risks of Large Shareholder Redemptions - The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities.  A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance, and may increase share price volatility.

Exchange-Traded Funds Risk - ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns: 24.02%  2nd Quarter 2009
 Worst Quarterly Returns: -11.39%  2nd Quarter 2010

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception
Service Shares (inception date 9/4/2008)	17.51%	11.04%
Institutional Shares (inception date 12/9/2009)	18.10%	19.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	15.06%	3.06%

Management

Investment Advisor and Subadvisor
Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.  Pacific Investment Management Company LLC (“PIMCO”) is the subadvisor for the Fund.

Portfolio Manager
Marc P. Seidner, CFA, a Managing Director and Generalist Portfolio Manager at PIMCO, is responsible for the day-to-day management of the Fund’s portfolio and has served as a portfolio manager to the Fund since 2010.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.